UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2013

Gladstone Commercial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-33097	020681276
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

The Company announced today that it is commencing an underwritten public offering of 1,100,000 shares of its common stock. The public offering price and other terms are to be determined by negotiations between the Company and the underwriters. In addition, the Company expects to grant to the underwriters a 30-day option to purchase up to 165,000 additional shares of common stock on the same terms and conditions to cover over-allotments, if any.

A copy of the press release announcing the public offering is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information set forth in this Item 7.01 and in the attached exhibit is deemed to be furnished and shall not be deemed to be filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith to this Current Report on Form 8-K.

99.1 Press release dated June 18, 2013

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

June 18, 2013	By:	/s/Danielle Jones

Name: Danielle Jones
Title: Chief Financial Officer & Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 18, 2013